June 30, 2022 exoSTINGTM and exoIL-12TM CLINICAL UPDATE and FUTURE DIRECTIONS Exhibit 99.2

Forward-Looking Statements and Disclaimers These slides and the accompanying presentation contain forward-looking statements and information within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements.  Information regarding other drug products in this presentation is meant to provide context for illustrative purposes only. Because there are no head-to-head clinical studies, no conclusions should be made based on cross study comparison. All forward-looking statements are based on current expectations of future events, estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain.  All forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements, including those risks and uncertainties that are described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as well as discussions of potential risks, uncertainties and other important factors in our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES |

Local retention and lack of systemic exposure of IL-12 Improved safety vs rIL-12 Confirmation of anti-tumor activity Deep and durable effects on injected and abscopal lesions RP2D in optimal study population GO to Phase 2 study 100-fold improved potency vs free STING agonist (SA) Lack of systemic SA exposure Improved safety vs free SA Dose dependent pharmacology Confirmation of anti-tumor activity Injected and abscopal effects RP2D in optimal study population GO to Phase 2 Study Achieved Intended Study Outcomes for this Data Release exoIL-12TM [CDK-003] exoSTINGTM [CDK-002]

exoIL-12TM: Clinical Data Update

exoIL-12™ | Best-in-Class IL-12 Strategy


Fully Functional
IL-12, surface
displayed

Limitations of Current IL-12 Strategies

- Despite clinical activity in multiple tumor types, IL-12 historically has had an Intolerable AE profile & dose limiting toxicity
- Narrow to nonexistent therapeutic window
- Several attempts to localize delivery via AAV, plasmid, mRNA
- Immuno-cytokine masking and local activation

exoIL-12™ Potential Best-in-Class Profile

✓ Surface display leveraging exosome PK

✓ Potent & prolonged activation of T & NK cells in the tumor

✓ Tissue retention, prolonged PD

✓ Undetectable systemic exposure to IL-12

✓ Enhanced therapeutic index

CODIAK

PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 5

exoIL-12™ | Two-part Design in Healthy Volunteers and Patients with Early Stage CTCL

Objectives: Demonstrate Safety, Tolerability, PK/PD and Efficacy


PART A – HEALTHY VOLUNTEERS –
SAD
Screening
Dosing
Safety PK
Dosing
Biomarkers PD
Labs
Biopsy
DLT

Cohort 1 0.3 µg ✓
Cohort 2 1 µg ✓
Cohort 3 3 µg ✓
Cohort 4 6 µg ✓
Cohort 5 12 µg ✓

N=14#


PART B – CTCL STAGE IA-IIB –
MAD
Cycle 1
Cycle 2
Cycle 3+
Screening
Dosing
Safety PK
Dosing
Biomarkers PD
Labs
Biopsy
Clinical Activity
DLT
mSWAT and CAILS

RP2D
6 µg

N=2#

Patient	102-001	102-002
Stage	IIB	IA

Enrolled and treated

CODIAK
PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | 6

exoIL-12TM: No systemic release of IL-12, enabling safety profile N=2 Dose: 6 mcg N=14 Weeks Plasma IL-12 Level Healthy Volunteers CTCL Patients Limit of quantification: 8 pg/mL All data points below limit of quantification (LOQ) exoIL-12 Dose

Minimal Induction of Systemic IFN following Single and Repeat Dosing in Healthy Volunteers and CTCL Patients Healthy Volunteers (SAD) CTCL Patients C1D1 C2D1 C2D15 C1D15 N=2 Dose: 6 mcg N=14 exoIL-12 Dose

exoIL-12TM : Demonstrates Potential Best-in-Class Safety Profile Current Safety Database 2 CTCL patients, each have received ~20 injections (6µg) to multiple lesions Duration of therapy >6 months 14 healthy volunteers administered single doses between 0.3-12µg Adverse Event Data No treatment-related or unrelated Grade 3 or higher AEs No treatment-related or unrelated AEs resulting in dose modification or discontinuations No SAEs Majority of treatment-related AEs related to protocol-defined injections / biopsies

exoIL-12TM: Deep and Durable Responses in Injected and Uninjected Lesions Pt 102-001 (stage IIB) Pt 102-002 (Stage IA) Interim data Data cut-off 10 June 2022 exoIL-12 injection Week Week Right Thigh Left Thigh Stomach Left P Thigh R Arm Right Buttock Left Buttock Right Thigh

exoIL-12: Observed Lesion Resolution in Pt 102-001 Pre Dose C4D1 Target Lesion 1 Target Lesion 1 Target Lesion 2 Target Lesion 2 Patient 102-001

exoIL-12TM: Observed Reduction in Disease Burden mSWAT= (%BSA Patch) + (%BSA Plaque x 2) + (%BSA Tumor x 4) Pt 001: >36 weeks on study; Partial Response, all lesions resolved. Remains on study for observation only. Pt 002: >20 weeks on study: Remains on study and continues to receive injections. Data as of June 10, 2022 mSWAT Score (% Change) Pt 102-001# Pt 102-002^ -61% (PR) -43% # Sum of 5 Lesions ^ Sum of 3 Lesions

exoIL-12TM: Preliminary Safety and Clinical Activity in CTCL Patients PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | Tumor retention of IL-12, no systemic exposure No systemic inflammatory cytokine related AEs Favorable safety and tolerability profile following multiple administrations of exoIL-12TM Antitumor activity in both injected and distal lesions leading to a Partial Response in one CTCL patient First-in-Human Phase 1 Study in HV and CTCL Patients Demonstrates:

Prioritized Clinical Development Strategy Expand POC into other indications Combination with SOC (e.g. Merkel, melanoma, cSCC, Kaposi’s) Strengthen POC in CTCL Monotherapy in Stage II-III Combination in Stage III-IV Expand to neoadjuvant indications Combination with SOC in TNBC 6 µg will be utilized as a recommended Ph 2 dose Advancing exoIL-12TM to Phase II Next Steps Transition to US sites IND in US 4Q2022 Phase 2 initiation planned for Q12023 w study in

exoSTINGTM: Clinical Data Update

exoSTING™ |Novel, Differentiated STING Agonist Challenges of Free STING Agonists (FSAs) STING agonist targeted to tumor APC 100-fold potency increase, drug retention Lack of systemic STING agonist exposure Innate and adaptive immune activation T-Cell expansion/preservation Local and distal tumor responses Rapid efflux/leakage from tumor Systemic inflammation Poor tolerability Dose selection, T cell ablation Limited single agent activity (MK-1454, ADU-S100) exoSTINGTM: Advantages

Phase 1 Dose Escalation Study of Intratumoral exoSTINGTM in Unselected Patients with R/R Solid Tumors Screening DLT CDK-002 Biomarkers PK/PD Dosing Labs Biopsy CT Scan Dosing Clinical Activity Safety Cycle 3+ Cycle 1 Cycle 2 DOSE ESCALATION, “3+3” DESIGN HNSCC, oral cavity Sarcoma, chondroid cSCC HCC Skin melanoma Cervical cancer Colorectal cancer Eye melanoma, choroidal Gastric spindle cell sarcoma Hemangioendothelioma HNSCC- nasal cavity Mesothelioma Parotoid gland cancer Renal cancer TNBC 4 (17%) 3 (13%) 2 (9%) 2 (9%) 2 (9%) 1 (6%) 1 (4%) 1 (4%) 1 (4%) 1 (4%) 1 (4%) 1 (4%) 1 (4%) 1 (4%) 1 (4%) Tumor Types (n=23) 96% of patients received at least 2 prior therapy regimens 65% of patients progressed on checkpoint inhibitor  Cohort 1  0.3 µg Cohort 2  1 µg Cohort 3  3 µg Cohort 4 6 µg Cohort 5  12 µg N=23# # Enrolled and treated

exoSTING™|No Systemic Exposure at Evaluated Doses Free STING Agonist (FSA) Meric-Bernstam et al., Clinc Cancer Res 2021 ADU-S100 Doses: 50, 100, 200, 400, 800. 1600, 3200 and 6400 mcg N=47 Codiak has not conducted a clinical comparison (n=4) (n=3) (n=6) (n=5) (n=3) exoSTING™ *all patients who received ≥ 1 dose All data points below LOQ N=21*

0.3 ug  (n=4) 1 ug (n=3) 3 ug (n=6) 6 ug (n=7) 12 ug (n=3) Overall (n=23) Subjects with TEAEs 4 (100) 2 (66.7) 6 (100) 5 (71.4) 3 (100) 20 (87.0) Subjects with treatment-related AEs 3 (75.0) 1 (33.3) 4 (66.7) 4 (57.1) 2 (66.7) 14 (60.9) Subjects with treatment-related AEs of Grade 3 or higher* 0 0 0 0 0 0 Subjects with SAEs 0 1 (33.3) 0 5 (71.4) 1 (33.3) 7 (30.4) Subjects with treatment-related SAEs 0 0 0 3 (42.9)# 0 3 (13.0) Subjects discontinued due to AEs 0 0 0 0 0 0 Subjects with AEs resulting in death 0 0 0 0 0 0 Dose Limiting Toxicity 0 0 0 0 0 0 exoSTINGTM| Best-in-Class Safety Profile Data cutoff date 10 June 2022 * No Grade 4 or 5 TEAEs #2 patients with G2 CRS, 1 patient with G1 pyrexia All patients remained on study and retreated

exoSTING™| Dose Dependent STING Pathway Activation Without High Dose Inhibition MK-1454 Free STING Agonist (FSA) Dose expansion at 540 mcg MK-1454 Abstract, ESMO 2019 IP-10/ CXCL10 Codiak has not conducted a clinical comparison. exoSTING CXCL10 mRNA N=19* *all patients who received ≥ 1 dose STING pathway activation at doses >100-fold lower compared to free STING agonists

exoSTING™ | Induces Consistent Increases in CD-8 Effector T-cells and PD-L1 in the Tumor Micro-environment Significant (>2 fold) T-cell infiltration and PD-L1 increase observed 6 of 7 subjects demonstrated increase in PD-L1 4 of 7 subjects demonstrated increased CD8 T-cell infiltration Consistent increase in PD-L1 or CD8 not reported with ADU-S100 or MK-1454* *Codiak has not conducted a clinical comparison Data from cohorts 1-4 PD-L1 and CD8 Infiltration Pre Post Pre Post PD-L1 CD8 N=7

exoSTING™| Demonstrates Tumor Regression in Heavily Pre-treated Patients All target lesions (RECIST V1.1) Interim data Data cut-off June 10 2022

exoSTINGTM: Best-In-Class STING Agonist Profile PROPRIETARY INFORMATION OF CODIAK BIOSCIENCES | Tumor retention of STING agonist, no systemic exposure Favorable safety and tolerability profile at doses tested Innate and adaptive immune activation PD dose response without T cell inhibition/ablation Antitumor activity in both injected and distal lesions Differentiation/Potential Best-in-Class STING Agonist 12 µg will be utilized as RP2D in subsequent clinical studies Data from First-in-Human Phase 1 Study demonstrates:

Rationale for Bladder Cancer  Limited tumor burden in early-stage disease  IT administration exposes entirety of tumor burden to exoSTING  IT administration fits with standard urologic practice patterns  Activation of STING pathway could lead to increased sensitivity to CPI therapies   pCR rates in neoadjuvant setting allow for rapid POC and may be considered as registrational endpoint Planned Proof of Concept Study in neoadjuvant MIBC* Initiate Phase 2 in Q1 2023 Opportunity for exoSTINGTM in early-stage Bladder Cancer MIBC N=20 exoSTING (12 µg) + CPI or chemo 6-8 weeks treatment period Cystectomy pCR >50% * MIBC: Muscle Invasive Bladder Cancer

Tumor retention of exo-therapies, no systemic exposure seen Favorable safety and tolerability profile at doses tested Antitumor activity in both injected and uninjected/distal lesions Clear differentiation and potential best-in-class therapies Phase 1 study objectives achieved Clinical development advancing to Phase 2 for exoSTING and exoIL-12 Platform validation and clinical de-risking Clinical Validation of the engEX® Platform; GO Decision Achieved with Both Programs